                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         Each of the undersigned hereby constitutes and appoints Luqman Arnold and Robert B. Mills and Robert C. Dinerstein and Regina Dolan, and each of them, each with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form F-3 relating to the registration under the U.S. Securities Act of 1933, as amended (the "Securities Act"), of Noncumulative Trust Preferred Securities issued by one or more newly formed Delaware business trusts, Noncumulative Company Preferred Securities issued by one or more newly formed Delaware limited liability companies (with a separate Delaware limited liability company corresponding to each such Delaware business trust) and Subordinated Guarantees of UBS AG with respect to such Noncumulative Company Preferred Securities, to sign any and all amendments to such registration statement, to sign any abbreviated registration statement filed pursuant to Rule 462(b) under the Securities Act and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person hereby, ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                    NAME                                         TITLE                                    DATE
                    ----                                         -----                                    ----
                                                            President of
                                                        Group Executive Board
            /s/ Luqman Arnold                     (principal executive officer and
--------------------------------------------         principal financial officer)                  ___ _________ 2001
               Luqman Arnold

           /s/ Hugo Schaub                                 Group Controller                        ___ _________ 2001
--------------------------------------------        (principal accounting officer)
              Hugo Schaub

             /s/ Marcel Ospel                                Chairman and                          ___ _________ 2001
--------------------------------------------         Member of Board of Directors
               Marcel Ospel

             /s/ Alberto Togni                             Vice Chairman and                       ___ _________ 2001
--------------------------------------------         Member of Board of Directors
               Alberto Togni

             /s/ Markus Kundig                             Vice Chairman and                       ___ _________ 2001
--------------------------------------------         Member of Board of Directors
               Markus Kundig

        /s/ Johannes Antonie de Gier                       Vice Chairman and                       ___ _________ 2001
--------------------------------------------         Member of Board of Directors
          Johannes Antonie de Gier

              /s/ Peter Bockli                                                                     ___ _________ 2001
--------------------------------------------         Member of Board of Directors
                Peter Bockli

            /s/ Sir Peter Davis                                                                    ___ _________ 2001
---------------------------------------------        Member of Board of Directors
              Sir Peter Davis

             /s/ Eric Honegger                                                                     ___ _________ 2001
---------------------------------------------        Member of Board of Directors
              Eric Honegger

             /s/ Rolf A. Meyer                                                                     ___ _________ 2001
---------------------------------------------        Member of Board of Directors
               Rolf A. Meyer

            /s/ Hans Peter Ming                                                                    ___ _________ 2001
---------------------------------------------        Member of Board of Directors
             Hans Peter Ming

        /s/ Lawrence Allen Weinbach                                                                ___ _________ 2001
---------------------------------------------        Member of Board of Directors
          Lawrence Allen Weinbach

                                      -2-